SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 25, 1997

                       GE CAPITAL MORTGAGE SERVICES, INC.
                    (as Seller and Servicer under Pooling and
                   Servicing Agreements each providing for the
           issuance of a Series of Mortgage Pass-Through Certificates)

                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
              (formerly known as Travelers Mortgage Services, Inc.)
             (Exact name of registrant as specified in its charter)

        New Jersey                  33-5042                  21-0627285
        ----------                  -------                  ----------
     (State or Other             (Commission             (I.R.S. Employer
     Jurisdiction of             File Number)            Identification No.)
     Incorporation)

            Three Executive Campus
            Cherry Hill, New Jersey                   08002
            -----------------------                   -----
            (Address of Principal                   (Zip Code)
            Executive Offices)

                    Registrant's telephone number, including
                            area code (609) 661-6100

Item 5.  Other Events
- -------  ------------

     On August 25, 1997 GE Capital Mortgage Services, Inc. ("GECMSI") passed through to Certificateholders of Mortgage Pass-Through Certificates principal and interest payments as required for the various Series of Mortgage Pass-Through Certificates listed below and as detailed in Item 7, Financial Statements, Pro Forma Financial Information and Exhibits, of this Report.

Series                                   Distribution on Series
- ------                                   ----------------------

Series 1997-01                           $       7,401,763.98
Series 1997-02                           $      10,629,209.38
Series 1997-03                           $       7,895,220.89
Series 1997-HE-1                         $       4,567,902.24
Series 1997-04                           $       4,924,571.15
Series 1997-05                           $      10,952,434.09
Series 1997-06                           $       9,106,802.57
Series 1997-HE-2                         $       3,252,163.07
Series 1997-07                           $       8,821,537.16

Item 7.  Financial Statements and Exhibits
- -------  ---------------------------------

     Attached as Exhibits to Item 7 are the "Servicer's Certificate" and the "Distribution Date Statement" filed as part of this Report.

    Series                Exhibit No.                  Description
    ------                -----------                  -----------

Series 1997-01               99.1                  Servicer's Certificate
                             99.2                  Distribution Date Statement

Series 1997-02               99.3                  Servicer's Certificate
                             99.4                  Distribution Date Statement

Series 1997-03               99.5                  Servicer's Certificate
                             99.6                  Distribution Date Statement

Series 1997-HE-1             99.7                  Servicer's Certificate
                             99.8                  Distribution Date Statement

Series 1997-04               99.9                  Servicer's Certificate
                             99.10                 Distribution Date Statement

Series 1997-05               99.11                 Servicer's Certificate
                             99.12                 Distribution Date Statement

Series 1997-06               99.13                 Servicer's Certificate
                             99.14                 Distribution Date Statement

Series 1997-HE-2             99.15                 Servicer's Certificate
                             99.16                 Distribution Date Statement

Series 1997-07               99.17                 Servicer's Certificate
                             99.18                 Distribution Date Statement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       GE CAPITAL MORTGAGE SERVICES, INC.



                                       By:  /s/ Karen Pickett
                                       ------------------------------------
                                       Name:   Karen Pickett
                                       Title:  Vice President,
                                               Investor Operations

Dated as of :   August 25, 1997

                                  EXHIBIT INDEX

     EXHIBIT NO.           DESCRIPTION
     -----------           -----------

       99.1                Series 1997-01 Servicer's Certificate

       99.2                Series 1997-01 Distribution Date Statement

       99.3                Series 1997-02 Servicer's Certificate

       99.4                Series 1997-02 Distribution Date Statement

       99.5                Series 1997-03 Servicer's Certificate

       99.6                Series 1997-03 Distribution Date Statement

       99.7                Series 1997-HE-1 Servicer's Certificate

       99.8                Series 1997-HE-1 Distribution Date Statement

       99.9                Series 1997-04 Servicer's Certificate

       99.10               Series 1997-04 Distribution Date Statement

       99.11               Series 1997-05 Servicer's Certificate

       99.12               Series 1997-05 Distribution Date Statement

       99.13               Series 1997-06 Servicer's Certificate

       99.14               Series 1997-06 Distribution Date Statement

       99.15               Series 1997-HE-2 Servicer's Certificate

       99.16               Series 1997-HE-2 Distribution Date Statement

       99.17               Series 1997-07 Servicer's Certificate

       99.18               Series 1997-07 Distribution Date Statement